Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions
ACQUISITION

On November 6, 2015, the Company purchased three branches in Lexington, Kentucky from American Founders Bank, Inc. ("AFB"), a wholly owned subsidiary of Financial Holdings, Inc. The Company agreed to pay: (i) a $5.2 million premium on the non-time deposits acquired (representing a 5.5% premium on average balance for the preceding twenty days), (ii) a $1.2 million premium on the loans acquired (representing a 1.0% premium on loan balances at the date of acquisition, plus certain adjustments) and (iii) $4.0 million for the one bank owned branch. The purchase added approximately $145 million in deposits and $119 million in loans.

Acquired Loans

The Company did not acquire any purchased credit-impaired loans as a result of the branch acquisition. The following table presents information regard the noncredit-impaired loans acquired (in thousands):

Outstanding balance	$119,242
Less: fair value adjustment	(1,763)
Fair value of acquired noncredit-impaired loans	$117,479

Acquired Deposits

The fair values of non-time deposits approximated their carrying value at the acquisition date.  For time deposits, the fair values were estimated based on discounted cash flows, using interest rates that are currently being offered compared to the contractual interest rates.   Based on this analysis, management recorded a premium on time deposits acquired of $0.1 million, which is being amortized over 3 years.

Core Deposit Intangible

The Company believes that the customer relationships with the deposits acquired have an intangible value.  In connection with this branch acquisition, the Company recorded a core deposit intangible asset of $1.4 million. The core deposit intangible asset represents the value that the acquiree had with their deposit customers.  The fair value was estimated based on a discounted cash flow methodology that considered type of deposit, deposit retention and the cost of the deposit base.   The core deposit intangible is being amortized over 10 years.

Goodwill

The Company recorded approximately $7.9 million in goodwill as a result of this acquisition. Under GAAP, management has up to twelve months following the date of the acquisition to finalize the fair values of acquired assets and liabilities.  The measurement period ends as soon as the Company receives information it was seeking about facts and circumstances that existed as of the acquisition date or learns more information is not obtainable.  Any subsequent adjustments to the fair value of the acquired assets and liabilities, intangible assets or other purchase accounting adjustments will result in adjustments to the goodwill recorded.  The measurement period is limited to one year from the acquisition date.  The goodwill recorded in conjunction with the branch acquisition is not expected to be deductible for tax purposes.

Merger Related Costs

During the year ended December 31, 2015, the Company incurred $0.6 million of merger-related costs in connection with the AFB branch acquisition.

During the year ended December 31, 2013, the Company incurred $5.5 million of merger-related costs in connection with the Community acquisition. These costs were primarily for severance ($2.5 million), professional fees ($1.4 million) and data processing costs ($1.1 million).